UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 6, 2022 (April 5, 2022)
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of Principal Executive Offices)			(Zip Code)
(844) 848-0137
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 5, 2022, DENTSPLY SIRONA Inc. (the “Company”) appointed Mr. John Groetelaars to the Board of Directors of the Company (the “Board”) and expanded the size of the Board from eleven members to twelve members. The Board has determined that Mr. Groetelaars qualifies as an independent director for purposes of the rules of The Nasdaq Stock Market as well as applicable rules and regulations adopted by the Securities and Exchange Commission (“SEC”). There are no transactions, per Item 404(a) of Regulation S-K, between the Company and Mr. Groetelaars, his former employer, or any of his family members for the last fiscal year and the current fiscal year to date. Mr. Groetelaars will participate in the same compensation plans as the other non-employee members of the Board, as described under “Directors’ Compensation” in the Company’s preliminary proxy statement filed with the SEC on April 1, 2022 for its 2022 annual meeting of stockholders. Mr. Groetelaars’ Committee assignments will be determined at a later date.

Item 7.01 Regulation FD Disclosure.

On April 6, 2022, the Company issued a press release announcing the appointment of Mr. Groetelaars. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished in Items 7.01 and 9.01 to this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No. Description

99.1 DENTSPLY SIRONA Inc. press release, dated April 6, 2022
104 Cover Page Interactive Date File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            DENTSPLY SIRONA Inc.

By:	/s/ Cherée Johnson
Cherée Johnson
Executive Vice President - Chief Legal
Officer, General Counsel and Secretary

Date: April 6, 2022